EXHIBIT 10.5

EXECUTION VERSION

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Under 17 C.F.R. Sections 200.80(b)(4)

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SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (the “Agreement”) is as entered into as of this 1st day of March, 2012 (“Effective Date”) between Omthera Pharmaceuticals, Inc., a corporation organized under the laws of Delaware and having a place of business at 707 State Road, Princeton, New Jersey, USA, 08540 (“Omthera”) and BioVectra Inc.,  a corporation organized under the laws of Prince Edward Island and having a place of business at 11 Aviation Avenue, Charlottetown, Prince Edward Island, C1E 0A1 Canada (“BioVectra”) (each individually a “Party” and collectively the “Parties”).

WHEREAS, Omthera wishes to purchase from BioVectra and BioVectra desires to sell to Omthera the Product (as hereinafter defined); and

WHEREAS, BioVectra has the technical and scientific experience and expertise necessary to perform manufacturing, packaging, analytical testing and/or quality assurance services for the manufacturing and bulk packaging of such Product, and to handle materials associated with manufacture of such Product in a safe and environmentally sound manner; and

WHEREAS, Omthera desires BioVectra to perform such services as set forth herein and manufacture such Product for Omthera, and BioVectra desires to perform such services and manufacture such Product for supply to Omthera or its designee, all on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the Parties agree as follows:

1.                                      DEFINITIONS

The following terms, whether used in the singular or plural, shall have the meanings assigned to them below for purposes of this Agreement:

1.1                               “Act” means the United States Federal Food, Drug and Cosmetics Act, as amended, and the regulations promulgated under such Act.

1.2                               “Affiliate” means any corporation or non-corporate entity that controls, is controlled by, or is under common control with a Party.  For purposes of this Section 1.2, “control,” whether used as a noun or a verb, means the possession, directly or indirectly, of the power to affirmatively direct, or affirmatively cause the direction of, the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

1.3                               “Agreement” means this Supply Agreement and any Schedules appended hereto, as may be amended from time to time.

1.4                               “Applicable Laws” means (a) all applicable federal, provincial, state and local laws statutes, rules and regulations; (b) international guideline ICH Q7A; (c) the Act and all applicable regulations, guidelines and standards under FDA, Health Canada, Medicines and Healthcare Products Regulatory Agency and any other Regulatory Authority subscribing to ICH Q7A; (d) GMP and (e) any other

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

regulatory authority, standard, guideline, regulation or law as agreed upon in writing between the Parties.

1.5                               “BioVectra Manufacturing Know-How” will mean all data, Information and Know-How owned or controlled by BioVectra or any of its Affiliates prior to the Effective Date or developed or acquired by or for BioVectra or any of its Affiliates thereafter and relating to the manufacturing, processing, formulating, packaging, labeling, holding and quality control testing of Product (including any intermediate).

1.6                               “Certificate of Compliance” means a document signed by BioVectra’s authorized Quality Assurance representative indicating that each batch of Product was manufactured in compliance with GMP, and that all deviations were evaluated and closed for impact on Product.

1.7                               “Certificate of Origin” means the Certificate of Origin and BSE/TSE Declaration form for each batch of Product based on the certificate of origin received by Ocean Nutrition Canada Limited, or other qualified supplier of Material signed by BioVectra’s authorized Quality Assurance representative designating the country and species of the originating source of fish oil and certifying the originating source of fish oil is BSE/TSE free.

1.8                               “Change” or “Deviation” means any planned or unplanned deviation, variance or change.

1.9                               “COA”  means Certificate of Analysis that is signed by BioVectra’s authorized Quality Assurance representative certifying that a specific batch of Product conforms to the Specifications.

1.10                        “Confidential Information”  means all confidential or proprietary information, data and know-how of each Party, whether disclosed orally or visually or in written, graphic, electronic or other tangible form, which is disclosed by a Party or any of its Affiliates (the “Disclosing Party”) to the other Party or any of its Affiliates (the “Receiving Party”) or which the Receiving Party obtains in the course of its performance pursuant to this Agreement, and which: (a) if in written, graphic, electronic or other tangible form, is labeled as confidential or proprietary; (b) if disclosed orally or visually, is identified as confidential or proprietary at the time of disclosure and is confirmed to be confidential or proprietary by the Disclosing Party in writing to the Receiving Party within thirty (30) calendar days of such disclosure; or (c) by its nature, should reasonably be considered to be confidential or proprietary.  For clarity, Confidential Information shall include (a) any information relating to the product plans, specifications, designs, costs, prices and names, finances, marketing plans, business opportunities, personnel, research, development, Intellectual Property or know-how of a Party, regardless of when such information was revealed or disclosed; and (b) the terms and conditions of this Agreement (which terms and conditions will be treated as the Confidential

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Omthera	BioVectra

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Information of both Parties).

1.11                        “FDA”  means the United States Food and Drug Administration or any successor entity thereof having or performing substantially the same function.

1.12                        “Finished Product” means any product produced by Omthera, a (sub)licensee or an ultimate customer of Omthera that incorporates or includes Product as an ingredient or an intermediary, including Epanova.

1.13                        “Firm Order” means a binding commitment in writing made by Omthera to purchase Product in accordance with Section 5.

1.14                        “GMP” means all laws, guidelines and regulations applicable to the manufacture of Product including the current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, as the same may be amended or re-enacted from time to time, and international guidelines and regulations such as ICH Q7A.

1.15                        “Intellectual Property” means any and all patents; patent applications; all provisional, divisional, continuations, renewals, continuations-in-part, re-examinations, patents of addition, supplementary protection certificates, extensions, letters of patent, registration or confirmation patents and reissues with respect to any patents or patent applications; any Know-How, data, technology, inventions, copyrights, industrial property and technical information; and any and all rights in or to any of the foregoing.

1.16                        “Know-How” means all non-patented proprietary information, inventions, discoveries, designs, developments, techniques, materials, processes, manufactures, compositions of matter or methods of use and trade secrets, whether or not patentable or copyrightable.

1.17                        “Latent Defect” means a defect attributable to an act or omission of BioVectra, existing in the Product at the time of delivery by BioVectra to the shipping destination; which did not exist at the start of the BioVectra manufacturing process; and was not reasonably discoverable upon visual inspection or testing (as defined in the Specifications) and which renders the Product or the derived product not suitable for pharmaceutical use.

1.18                        “Material” means the specified fish derived Omega-3 oils in ethyl ester meeting the Material Specifications. The Material shall be manufactured by Ocean Nutrition Canada Limited or any other qualified supplier and provided by Omthera to BioVectra.

1.19                        “Material Specifications” means the specifications set out in Schedule 1 attached to this Agreement.

1.20                        “Marketing Authorization” means, with respect to a Product, all necessary

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Omthera	BioVectra

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

registrations, listings, approvals or licenses by the applicable Regulatory Authority for the importation, storage, promotion, sale or distribution of such Product.

1.21                        “Omthera Manufacturing Know-How” will mean all data, Information and Know-How owned or controlled by Omthera or its Affiliates, licensors, (sub)licensees or other collaborators prior to the Effective Date or developed or acquired by or for Omthera or its Affiliates, licensors, (sub)licensees or other collaborators thereafter and relating to the manufacturing, processing, formulating, packaging, labeling, holding and quality control testing of any Product (including any intermediate).

1.22                        “Product” means Omefas Drug substance (Omega-3 free fatty acid concentrate) meeting the Product Specifications set out in Schedule 1, attached hereto.

1.23                        “Product Recall” means any recall, withdrawal, field correction or other action to recover possession of quantities of the Product shipped or sold to Third Parties resulting in the event that (i) any Regulatory Authority issues a request, directive or order that any Product or drug products derived from Product be recalled, (ii) a court of competent jurisdiction orders such a recall, (iii) Omthera reasonably determines after consultation with BioVectra that any Products should be recalled because they do not conform to the Product Specifications or other requirements of this Agreement at the time of shipment by BioVectra or (iv) Omthera reasonably determines that any Products should be recalled for any reason.

1.24                        “Purchase Order” means a written order for the purchase of Product duly executed by Omthera and transferred to BioVectra via mail, facsimile or electronically, and setting forth the quantity of Product ordered, the required delivery dates, the price for the Product, the Purchase Order number, the name of the requester, and any special terms and conditions relevant to the particular Purchase Order (special terms and conditions are those that are not preprinted).

1.25                        “Regulatory Authority” means the FDA, European Medicines Agency, any regulatory authority that subscribes to ICHQ7, and any other regulatory authority or governmental authority regulating the marketing or sale of pharmaceutical substances in such country or region that the parties have agreed upon.

1.26                        “Quarter”  means the period of three consecutive calendar months ending 31 March, 30 June, 30 September and 31 December.

1.27                        “Section” means a Section of this Agreement.

1.28                        “Specifications” means the specifications and quality assurance and other testing for the Product and Material, as specified, which are attached hereto in Schedule 1, and made a part hereof, as determined in accordance with the analytical methodology set forth therein, as such Specifications may be amended from time to time in writing by mutual agreement of the Parties, […***…]. If an amendment to the Specification is requested by BioVectra, […***…]

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Omthera	BioVectra

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…].

1.29                        “Territory” shall be worldwide.

1.30                        “Third Party” means any party other than Omthera, BioVectra and their respective Affiliates and agents.

2.                                      SUPPLY OF PRODUCT

2.1                               Supply and Purchase.  BioVectra agrees to manufacture for and supply to Omthera or its designee on an exclusive basis such quantities of Product as Omthera may order from BioVectra, and Omthera agrees to purchase such quantities of Product from BioVectra, in accordance with the terms and conditions of this Agreement.  Omthera shall be obligated to purchase a minimum of […***…] (“Minimum Order Quantity”) during the Supply Term (defined below in Section 3.1) of this Agreement.

2.2                               Supply of Material by Omthera.  Omthera shall supply Material to BioVectra from which BioVectra shall manufacture Product.  The Material provided by Omthera shall meet the Material Specifications.  Omthera shall provide BioVectra sufficient quantities of Material to meet Omthera’s orders hereunder.  The Material shall be delivered to BioVectra free of charge.  The Parties shall agree upon a delivery schedule for receipt of the Material in a timely manner to fulfill Purchase Orders hereunder.  Upon receipt, BioVectra shall perform agreed incoming quality control testing and will consult with Omthera regarding any quality issues.  Failure of Omthera to supply Material in accordance with the Material Specifications and in compliance with the quality agreement to be executed by the Parties as set out in Section 2.9 herein shall not negate any of Omthera’s obligations hereunder.

2.3                               Ocean Nutrition Canada.  Omthera covenants that it has the right to retain BioVectra to manufacture Product from Material without further permission of Ocean Nutrition Canada, Limited. BioVectra shall not be obligated to pay Ocean Nutrition Canada, Limited, Omthera or any other Third Party for the right to manufacture Product from Material supplied by Ocean Nutrition Canada, Limited.

2.4                               Construction of Facility.  BioVectra will construct a one hundred metric ton facility (“100MT Facility”) to manufacture the Product.  BioVectra will commence construction upon the Effective Date and complete construction within […***…].  Omthera will pay for the actual out-of-pocket construction costs up to five million dollars (US $5,000,000) […***…]

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Omthera	BioVectra

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…].  Within seven (7) days after the Effective Date, Omthera shall review with BioVectra the basis of design plan.  Within fifteen (15) days after the Effective Date, Omthera shall approve the basis of design plan.  BioVectra shall invoice Omthera on a monthly basis throughout the construction, and Omthera shall pay invoices within […***…] of receipt of a proper invoice.  On the Effective Date, Omthera shall pay BioVectra 100MT.  At completion of equipment validation BioVectra shall allow Omthera to audit its books and records relating specifically to the construction of the 100MT Facility to confirm the costs of construction.

2.5                               Termination of Construction.  Omthera may terminate this Agreement during construction of the 100MT Facility due to the receipt of negative results on the Phase III Product study, if results cause Omthera to abandon its filing of the NDA for Finished Product.  The results of the Phase III Product study are expected to be released in […***…].  Within thirty (30) days of release of results and no later than […***…], Omthera shall notify BioVectra promptly of the results and subsequent decision to abandon its filing of the NDA for Finished Product.  Upon termination under these circumstances, Omthera shall be responsible for […***…].  This right of termination extends only until […***…].

2.6                               Equipment.  Omthera will own all equipment installed in the 100MT Facility listed in Schedule 2, attached hereto, as may be amended and updated during the Term as equipment is acquired.  […***…].  […***…] shall be responsible for any replacement equipment that may be required during the Term, except for normal wear and tear covered under maintenance.  At termination of this Agreement, Omthera will offer to sell the equipment to BioVectra.  If BioVectra chooses not to accept the offer, BioVectra shall provide Omthera with an estimate of the cost of removal and Omthera will be responsible for the removal of the equipment.  BioVectra will commence removal of the equipment promptly following the end of the Term, and Omthera shall ship equipment to its destination of choice within thirty (30) days of removal.  Omthera’s responsibility for payment of expenses of removal under this Section 2.6 shall be limited to […***…].  During the Term, BioVectra may utilize its own equipment in the manufacture of the Product, which equipment will not be listed in Schedule 2, and to which ownership remains with BioVectra.  BioVectra will update the Joint Project Team in writing if any BioVectra equipment is used in the 100MT Facility.

***Confidential Treatment Requested

Omthera	BioVectra

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

2.7                               Maintenance of Equipment.  BioVectra shall be responsible for maintaining, validating and calibrating Omthera equipment (and any other BioVectra equipment required to manufacture Product) in good working order.  Maintenance required of BioVectra includes, but is not limited to, preventative maintenance, calibration and repairs.

2.8                               Regulatory Approval.  The Product manufactured in the 100MT Facility will be included in Omthera’s Marketing Authorization. BioVectra will provide to Omthera such information and assistance relating to the manufacture of Product as Omthera may reasonably require for purposes of applying for and maintaining all Marketing Authorizations for the Product in the Territory, including without limitation providing Omthera with all reports, authorizations, certificates, methodologies, and other documentation in the possession or under the control of BioVectra or its Affiliates relating to the manufacture and supply of Product (or any component thereof).  The documentation provided by BioVectra to Omthera shall not be used for any purpose other than as specified herein.

2.9                               Quality Agreement.  Omthera and BioVectra will enter into a quality agreement setting out the responsibilities of both Parties with respect to the Product within six (6) months of the Effective Date (“Quality Agreement”).  Omthera will also enter into a quality agreement with Ocean Nutrition Canada, Limited, or any other supplier of Material, and BioVectra relating to the Supply of the Material (“Material Quality Agreement”).  The Material Quality Agreement shall specify that BioVectra will have the right to ensure controls to assure the required compliance from the Material supplier are in place over the manufacture, testing and release of Material to ensure compliance with the quality standards required for GMP and approved guidelines pursuant to BioVectra’s quality system.

2.10                        Exclusivity.    During the Term, without the prior written consent of Omthera, BioVectra and its Affiliates shall not develop, manufacture, or supply any other product (other than for Omthera, its Affiliates and licensees) using the 100 MT Facility; and shall not develop, market, sell or supply any person or entity (other than for Omthera, its Affiliates and licensees), or license or enable any others to do the same, with […***…].  If BioVectra has contracted with a third party but such contract would be in violation of this Section 2.10 (for example […***…], then BioVectra shall comply with this Section 2.10[…***…]

***Confidential Treatment Requested

Omthera	BioVectra

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…].

2.11                        Joint Project Team.  The Parties shall establish a Joint Project Team to oversee the Parties’ activities hereunder which shall include, but not be limited to, review of the construction of the 100MT Facility including review and approval of the process design and the validation/qualification plans; review of the progress of the Marketing Authorization; discussion and review of timelines of regulatory submissions, launch of Product, and supply chain management including supply of Material, forecasts, placement of purchase orders, and delivery of Product. Each Party shall appoint an equal number of representatives to serve on the Joint Project Team, one from each Party of which shall serve as project manager and be the recipient of communications pursuant to this Agreement. The Joint Project Team will meet no less often than quarterly for the Term.  BioVectra will have the right to evaluate the regulatory submission plan and will assess feasibility for meeting the compliance requirements for submission in countries which have not subscribed to international guideline ICHQ7.

2.12                        Applicability and Hierarchy of Terms.  The terms and conditions of this Agreement shall apply to any Purchase Order issued by Omthera to BioVectra during the Term of this Agreement for the Product that is the subject of this Agreement, whether or not this Agreement or its terms and conditions are expressly referenced in the Purchase Order.  In the event of a conflict between the pre-printed terms provided in any Purchase Order and the terms of this Agreement, the terms of this Agreement shall prevail.

3.                                      TERM AND TERMINATION

3.1                               Term.  This Agreement shall commence on the Effective Date and unless terminated earlier in accordance with the terms herein, shall continue in force until the fifth anniversary of the commencement of commercial supply (“Term”).  Commercial supply will commence within thirty (30) days of submission of final process validation report in support of the 100 MT Facility (“Supply Term”).  The Term may be extended for additional one (1) year periods upon agreement in writing between the Parties at least six (6) months prior to the end of the existing Term.

3.2                               Termination for Cause.  Without prejudice to any other available legal or equitable rights or remedies, the Parties may terminate this Agreement immediately upon written notice to the other Party as follows:

3.2.1                     Material Breach.  Either Party may terminate this Agreement in the event of the material breach by the other Party of the terms and conditions hereof (“Default”), through no fault of the non-Defaulting Party, which remains uncured ninety (90) calendar days after the non-Defaulting Party provides written notice of such Default to the Defaulting Party; provided however, that in the event that the Defaulting Party reasonably believes that the Default is

***Confidential Treatment Requested

Omthera	BioVectra

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

incapable of being cured within such ninety (90) day period, then the Defaulting party shall provide written notice to the non-Defaulting Party within seven (7) calendar days from the date of the notice of such Default, specifying that such Default is not capable of being cured within such period and the actions the Defaulting Party is taking to diligently cure such Default, and the non-Defaulting Party may, in its sole discretion, agree in writing to extend the time period for curing such Default for up to an additional thirty (30) calendar days or such time as is reasonably necessary to cure such Default.

3.2.2                     Insolvency; Bankruptcy.  Either Party may terminate this Agreement in the event that the other Party (a) becomes insolvent; (b) makes an assignment for the benefit of creditors; (c) files or has filed against it a petition in bankruptcy; (d) has a receiver appointed for its assets; or (e) is dissolved or liquidated.  If the Agreement is terminated for Omthera’s insolvency or bankruptcy hereunder, the equipment listed in Schedule 2 shall be deemed to have been transferred to BioVectra one day prior to the insolvency, assignment, filing, appointment, dissolution or liquidation event.

3.3                               Termination For Commercialization Issues.  Omthera may terminate this Agreement without cause immediately upon notice to BioVectra that either (a) the application for Marketing Authorization with the FDA for Finished Product has been rejected and Omthera has abandoned any attempt to receive approval; or (b) after receipt of Market Authorization, Omthera, its Affiliates or licensees have abandoned the sale, or otherwise commercialization of Finished Product due to market conditions.  Upon receipt of notice of termination from Omthera pursuant to this provision, BioVectra will immediately plan for a shutdown of all activities relating to the Product and will take reasonable steps to eliminate unnecessary expenditures.  Omthera shall be responsible for […***…].  BioVectra shall invoice Omthera for all such expenses incurred under this Section 3.3, along with supporting documentation for such expenses, within sixty (60) days of the termination date.  Omthera shall pay such amounts within thirty (30) days of receipt of a proper invoice and conforming documentation.  Thereafter, Omthera shall have no further payment obligation to BioVectra.

3.4                               Effect of Termination or Expiration.

3.4.1                     In the event of any termination under this Section 3, the day that is the effective date of termination shall be the last day of the Term.

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Omthera	BioVectra

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

3.4.2                     If this Agreement is terminated by Omthera under Section 3.2 , or if this Agreement expires because the Term is not extended as provided in Section 3.1, then BioVectra and its Affiliates shall not […***…].

3.4.3                     Sections 1, 2.3, 2.5, 2.6, 3, 4.2, 5.3, 5.6, 6, 7, 8, 9, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.10, 10.11, 11, 12, 13, and 14 will survive the expiration or termination of this Agreement.  All accrued rights and obligations of the Parties shall survive the expiration or termination of this Agreement.

4.                                      PRICE AND PAYMENT

4.1                               Price of Product.  The price for Product provided hereunder shall be as set forth in Schedule 3 to this Agreement.  The price for Product may only be adjusted as provided in Schedule 3 hereto.

4.2                               Billing and Payment.  As a deposit against Purchase Orders, each quarter during the Supply Term, Omthera shall pay BioVectra […***…].  BioVectra shall invoice Omthera for deposit amounts thirty (30) days prior to the start of each quarter with invoices due within thirty (30) days and no later than the first day of the quarter.  Invoices for the remainder of payment accompanying shipment of Product are due within thirty (30) days of invoice date.  The deposit shall be applied pro rata to the Product delivered against the Purchase Order. All amounts payable by Omthera to BioVectra will be priced and paid in US Dollars by wire transfer in immediately available funds to an account designated by BioVectra.

5.                                      FORECASTS AND FIRM ORDERS

5.1                               Forecasts.   Omthera shall provide to BioVectra […***…] forecasts of its estimated requirements for Product (“Forecast”).  Omthera shall provide such Forecasts to BioVectra at least […***…] and such Forecasts shall provide an estimate of Omthera’s requirements for Product for […***…]. Except as provided in Section 5.2 below, such Forecasts shall be non-binding and estimates for planning purposes only and shall not constitute commitments by Omthera to purchase Product.

5.2                               Firm Orders.  Omthera will submit to BioVectra […***…] purchase order for Product, specifying the quantities orders, the delivery destination, and shipping instructions (each a “Purchase Order”).  The Purchase Order shall include a detailed […***…] delivery schedule which may be reviewed and amended as agreed to by the Joint Project Team.  Should Omthera require additional Product Omthera

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

may submit Purchase Orders to BioVectra in writing […***…] prior to the requested delivery date. BioVectra will make reasonable commercial efforts to supply Omthera with the additional quantities of Product.   Omthera shall ensure that BioVectra has sufficient Materials in stock to fulfill Purchase Orders issued hereunder.  The Parties recognize that the 100MT Facility […***…].

5.3                               Minimum Order Quantity.  Should Omthera fail to purchase the Minimum Order Quantity in any given year during the Supply Term, at the end of the year, BioVectra will invoice Omthera for […***…].  Omthera shall remit payment within thirty (30) days of invoice date.

5.4                               Subsequent Year Credit Back.  For each supply year immediately after a year when BioVectra invoices Omthera in accordance with Section 5.3, BioVectra will provide to Omthera a credit equal to […***…].

6.                                      DELIVERY; ACCEPTANCE; TITLE; RISK OF LOSS

6.1                               Delivery of Product.  BioVectra will deliver Product to Omthera FCA, Charlottetown, PEI (INCOTERMS 2000).  BioVectra will arrange for the shipment of Product including insurance, customs and clearance to a designated delivery location specified by Omthera, at Omthera’s expense.  Bio Vectra will provide documents for export and support the inspection and export process.  BioVectra shall ship Product […***…].  BioVectra shall provide a COA, Certificate of Origin and a Certificate of Compliance with each shipment of Product.

6.2                               Title and Risk of Loss.  Title to and risk of loss of or damage to the Product sold hereunder shall pass to Omthera upon loading of the Product at the 100MT Facility in Charlottetown, PEI.  Omthera shall assume the risk of loss of or damage to the Product after such loading of the Product at BioVectra, except to the extent that such loss or damage results from the negligence or willful misconduct of BioVectra or its representatives, for which BioVectra shall retain the risk of loss of or damage to Product.

6.3                               Acceptance; Rejection.  All Product delivered by BioVectra to Omthera or its designee shall be subject to inspection by or on behalf of Omthera.  Omthera may, on written notice to BioVectra within […***…], reject any Product that does not conform to the Product warranties set out in Section 7.1.  Omthera shall […***…] notify BioVectra upon discovery of

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

any Latent Defects in the Product.  Payment for Product by Omthera shall not constitute acceptance thereof.  For clarity, Omthera may revoke its acceptance of any Product in the event that any Latent Defects are discovered after acceptance by Omthera.  BioVectra will notify Omthera immediately upon discovery of a Latent Defect by BioVectra or any of its agents.

7.                                      REPRESENTATIONS AND WARRANTIES

7.1                               Warranties by BioVectra.  BioVectra represents and warrants to Omthera that:

7.1.1                     Product.  All Product provided to Omthera by BioVectra pursuant to this Agreement:

(a)                     Will conform in all respects with the Product Specifications;

(b)                     Will conform with the Quality Agreement; and

(c)                      Will conform to and will be manufactured, packaged, labeled, stored and shipped in conformity the requirements of the applicable Regulatory Authorities and with all Applicable Laws (including GMP).

7.2                               Title.  BioVectra has good title to all Product provided to Omthera pursuant to this Agreement and passes such title to Omthera free and clear of any security interests, liens, or other encumbrances.

7.3                               Debarment.  BioVectra is not debarred under subsections 306(a) or (b) of the Act and that it has not and will not use in any capacity the services of any person or entity debarred under such law with respect to its performance of this Agreement.  BioVectra will immediately notify Omthera in writing in the event that it or any such person or entity is debarred during the Term.

7.4                               No Conflict.  The execution, delivery and performance of this Agreement by BioVectra does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, and does not violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; BioVectra is not currently a party to, and during the Term will not enter into, any agreements, oral or written, that are inconsistent with its obligations under this Agreement.

7.5                               Authority.  BioVectra is validly existing and in good standing under the laws of the province of its incorporation and has the corporate power and authority to enter into this Agreement.  This Agreement has been duly executed and delivered by BioVectra and constitutes the valid and binding obligation of BioVectra, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles.  The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

BioVectra, its officers and directors.

7.6                               Permits.  BioVectra maintains all valid governmental and regulatory permits and licenses as required to procedure and deliver Product in accordance with this Agreement.

7.7                               Breach of Warranty by BioVectra.  In the event that any Product does not meet any of BioVectra’s warranties, BioVectra shall replace or reprocess (if permitted within the regulatory constraints) the non-conforming Product as soon as practicable.  BioVectra will be responsible for all the costs of replacing non-conforming Product (including replacement Material).

7.8                               Independent Laboratory Testing.  If Omthera and BioVectra are unable to agree as to whether any Product conforms to the Product Specifications for such Product, the Parties shall cooperate to have the Product in dispute analyzed by an independent testing laboratory of recognized repute selected by BioVectra and approved by Omthera, which approval shall not be unreasonably withheld, conditioned or delayed.  The results of such laboratory testing shall be final and binding on the Parties on the issue of conformance of the Product to the Product Specifications.  If the Product is determined to so conform, then Omthera shall bear the cost of the independent laboratory testing and pay for the Product in accordance with this Agreement.  If the Product is determined not to conform, then BioVectra shall bear the cost of the independent laboratory testing, and BioVectra shall, at Omthera’s sole discretion, within thirty (30) calendar days of the date of such determination, either replace the rejected Product at no cost to Omthera or promptly refund to Omthera the price paid for such Product.

7.9                               Warranties by Omthera.  Omthera represents and warrants to BioVectra that:

7.10                        No Conflict.  The execution, delivery and performance of this Agreement by Omthera does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, and does not violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; Omthera is not currently a party to, and during the Term will not enter into, any agreements, oral or written, that are inconsistent with its obligations under this Agreement.

7.11                        Authority.  Omthera is validly existing and in good standing under the laws of the state of its incorporation and has the corporate power and authority to enter into this Agreement.  This Agreement has been duly executed and delivered by Omthera and constitutes the valid and binding obligation of Omthera, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Omthera, its

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

officers and directors.

7.12                        Material.  All Material provided by Omthera to BioVectra will conform to the Material Specifications and the Material Quality Agreement.

7.13                        Right to Manufacture.  Omthera has the right to have BioVectra manufacture Product from Material manufactured by Ocean Nutrition Canada, Limited in accordance with the terms and conditions of this Agreement free of any obligations to Ocean Nutrition Canada, Limited which might, in any way, affect BioVectra or the obligations of either BioVectra or Omthera under this Agreement.

8.                                      PRODUCT RECALLS

8.1                               Cooperation.  In the event of any Product Recall, the Parties shall take all appropriate corrective actions and shall cooperate in the investigations and all necessary activities surrounding the Product Recall. It is understood that Omthera has final authority to voluntarily recall the product.

8.2                               Consultation.  In the event that BioVectra or Omthera determines that Product should be recalled, the Parties shall consult with each other prior to taking any corrective actions.  Given that in the marketplace the Product is or will be associated with Omthera, in no event shall BioVectra institute a Product Recall without the prior written approval of an officer of Omthera.

8.3                               Product Recall Caused by BioVectra.  To the extent that any Product Recall results from any cause or event arising from the Product not conforming to the Product Specifications, the Quality Agreement, the requirements of applicable Regulatory Authorities, GMP requirements or all Applicable Laws, by any breach of BioVectra’s warranties, or otherwise by the acts or omissions of BioVectra or its Affiliates or agents, BioVectra shall be responsible for all expenses of such Product Recall.

8.4                               Product Recall Caused by Omthera.  To the extent that any Product Recall results from any cause or event arising from the Product Specifications, the Material supplied by or on behalf of Omthera, marketing, distribution, shipment, handling (after title passes to Omthera) or sale of the recalled Product by Omthera or its Affiliates or designee after delivery, or the negligence of Omthera or its Affiliates or designee upon delivery, Omthera shall be responsible for all expenses of such Product Recall.

8.5                               Disputes Regarding Cause of Product Recall.  If the Parties are unable to agree as to which Party’s acts or omissions gave rise to a Product Recall, such dispute shall be referred for decision to a mutually agreed upon independent expert of recognized repute (acting as an expert and not as an arbitrator, and who may be an attorney knowledgeable in FDA/pharmaceutical product recall law) selected by Omthera and approved by BioVectra, which approval shall not be unreasonably withheld, conditioned or delayed.  The results of such independent expert shall be

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

final and binding on the Parties on the issue of which Party’s acts or omissions gave rise to the Product Recall.  The costs of such independent expert shall be borne by the Party determined to be responsible for the Product Recall.

8.6                               Notification Regarding Product Recall.  Subject to Section 8.2 above, in the event that any Product Recall is required because Product violates Applicable Laws,  agreed upon Product Specifications, the Marketing Authorization pertaining to the Product, or is deemed unacceptable for some other reason, whether or not such action is requested by any Regulatory Authority, the initiating Party shall notify the other Party as soon as possible, but not later than the end of the next business day following the decision to implement such action.

9.                                      QUALITY ASSURANCE

9.1                               Change Control.  BioVectra will utilize a documented system of procedures for the control of changes to raw materials, packaging materials, suppliers, equipment, manufacturing methods, Product, intermediates and raw materials specifications, sampling, test methods, and release requirements, consistent with GMPs, all Applicable Laws, including the Marketing Authorization pertaining to the Product, and industry standards.  BioVectra shall not implement any Change without the express prior written approval of Omthera.  The Parties will provide written responses to requests from the other pursuant to this Section 9.1 as soon as commercially possible but in no event more than ten (10) business days from receipt of the request from the other Party hereto.  Updates to Marketing Authorizations pertaining to the Product are the responsibility of Omthera or its designee.

9.2                               Raw Materials.

9.2.1                     Procurement of Raw Materials.  BioVectra will utilize a documented system of procedures to evaluate, qualify and approve raw materials and suppliers. BioVectra is responsible for procuring suitable raw materials other than the Material from the approved and qualified sources.

9.2.2                     Inspection and Testing of Raw Materials.  BioVectra must utilize documented material inspection plans and testing procedures.  The results of this inspection and testing must be in accordance with BioVectra established specifications and the Marketing Authorizations pertaining to the Product.  BioVectra shall inspect all containers of raw materials (including Material) promptly upon receipt by BioVectra. BioVectra will inspect and/or test all raw materials on a batch-by-batch basis. BioVectra may accept and release certain starting materials utilizing the COA with abbreviated or no additional testing.  However, a minimum of an identification test is required unless the material is too hazardous or reactive to sample. BioVectra will only use approved suppliers, per BioVectra’s quality system.

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

9.2.3                     Storage and Handling of Raw Materials.  BioVectra agrees to store and handle the materials under appropriate conditions, consistent with GMPs, all Applicable Laws, the Marketing Authorizations pertaining to the Product, and industry standards.  BioVectra agrees to store Product labeling materials under appropriate controlled and secured conditions, consistent with GMPs, all Applicable Laws, the Marketing Authorizations pertaining to the Product, and industry standards.

9.3                               Product Specifications.  BioVectra will manufacture, package, label and handle all Product in conformance with, and in order for the Product to be in conformance with, the Product Specifications and the Marketing Authorizations pertaining to the Product.  Any changes to the Product Specifications will be made in accordance with the Quality Agreement, and[…***…].

9.4                               Manufacturing and Packaging of Product.  BioVectra shall manufacture, package, and label all Product in accordance with specific procedures and instructions consistent with GMPs, all Applicable Laws, the Marketing Authorizations pertaining to the Product, and industry standards.  BioVectra will prepare all appropriate and required manufacturing and packaging batch documentation for each batch of Product manufactured pursuant to this Agreement.   BioVectra shall retain such batch documentation in accordance with any document retention schedules provided by Omthera and as required in order to comply with Applicable Laws.  BioVectra will make any such batch documentation available for review and inspection by Omthera and/or any regulatory personnel, and BioVectra shall provide to Omthera all such batch documentation upon the expiration or termination of this Agreement or upon request by Omthera.

BioVectra will destroy any co-streams, waste material or labeling materials in a secure legal manner including in accordance with Applicable Laws, including environmental laws, in order to prevent unauthorized use and/or environmental problems.

9.5                               Inspection and Testing of Product.  BioVectra will perform the inspection and testing of Product as provided in the Quality Agreement.  Omthera reserves the right to inspect and/or test all batches of the Product delivered to Omthera or any Omthera designee.  BioVectra will make available for Omthera’s review the (i) executed batch records, (ii) all testing results conducted by BioVectra and/or independent testing labs contracted by BioVectra, (iii) deviation final reports, and (iv) any other associated documentation mutually agreed to by both Parties for each batch of Product delivered.

9.6                               Notification and Approval of Deviations.  BioVectra will have a documented system for handling deviations, deviation investigations, and corrective actions.  All deviations will be investigated and fully documented by BioVectra.  BioVectra is to notify Omthera of any deviations according to the Quality Agreement.

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

BioVectra will retain such documentation as part of the batch documentation for the batch affected.

9.7                               Release and Shipment of Product.  BioVectra has the responsibility to release the Product for shipment to Omthera or its designee, provided, however, that if Product does not meet the Product Specifications, in all respects, the Product can be released only with the prior written consent of Omthera.

BioVectra will not ship any Product until the Product is released by its Quality Assurance department.

9.8                               Retained Samples of Product.  BioVectra shall retain samples of all Product batches in accordance with the retention schedule mutually agreed upon but for no less than […***…].  The amount of such retained samples shall be of sufficient quantity to conduct at least full Product Specification analyses in duplicate.  BioVectra shall store the retained samples under appropriate Product label storage conditions in a secure area and in a suitable storage facility, consistent with GMPs, all Applicable Laws, and industry standards.  All such samples shall be available for inspection by Omthera during any audit by Omthera of BioVectra’s facilities or upon reasonable notice to BioVectra by Omthera.

9.9                               Storage of Product.  BioVectra agrees to store the Product under appropriate Product storage conditions and in a secure area, consistent with GMPs, all Applicable Laws, the Marketing Authorizations pertaining to the Product, and industry standards.

9.10                        Complaints about the Product.  BioVectra will have a documented system to receive, communicate with Omthera, investigate, and resolve all complaints related to Product.  BioVectra will investigate the complaints as requested by Omthera and provide a written report on the results of the investigation to Omthera within thirty (30) calendar days.  If necessary, Omthera will communicate with the customers and/or the Regulatory Authorities the results of the complaint investigation.

9.11                        Returned Goods.  BioVectra will have a documented system for handling returned goods, consistent with GMPs, all Applicable Laws, and industry standards.

9.12        Audits and Inspections of Facilities and Product.  BioVectra will notify Omthera of any inspections of BioVectra’s facilities used in the manufacture or storage of Product, or other actions that could potentially impact Product, by any Regulatory Authorities or other enforcement entities.  BioVectra will provide Omthera with a written summary describing all results of inspections within thirty (30) days after the visit or inquiry. If any inspection is specifically related to the Product, BioVectra shall promptly inform Omthera and give Omthera representatives the opportunity to participate, at Omthera’s expense, in the inspection.

Omthera reserves the right to audit BioVectra’s facilities, systems, and documentation as they relate to the manufacture and control of Product, and to

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

assure compliance with this Agreement, including but not limited to Product manufacturing, storage, quality control, environmental compliance and health and safety compliance.  These audits may be performed on a periodic basis at times mutually agreed upon by both Parties.  The right to audit will also cover any subcontractors (e.g. a contract laboratory) if utilized by BioVectra.  Omthera also reserves the right to be present at BioVectra’s facility during the manufacture of Product.

9.13                        Man-In-Plant.  Omthera shall have the right, at Omthera’s expense, to put a man-in-plant at BioVectra’s facility to support BioVectra in achieving its manufacturing goals and to resolve any issues relating to the manufacture and supply of the Product that may occur during the Term.  Any such representative of Omthera will be subject to basic training on BioVectra’s quality system including safety policies and procedures and will be required to sign a waiver of liability.

10.                               CONFIDENTIALITY; INTELLECTUAL PROPERTY

10.1                        Restrictions.  Except as otherwise provided in this Section 10, during the Term of this Agreement, including any renewals thereof, and for a period of ten (10) years thereafter: (i) each Party will hold the Confidential Information of the other Party in strict confidence and will protect such Confidential Information with at least the same degree of care that it exercises with respect to its own Confidential Information, which shall be no less than a reasonable degree of care; (ii) neither Party will disclose the Confidential Information of the other without in each instance obtaining the prior written consent of the Disclosing Party; (iii) each Party will use the Confidential Information of the other only as is necessary to fulfill its obligations under this Agreement and for achieving the purposes of this Agreement and not for any other purpose; and (iv) each Party will limit internal disclosure of the other Party’s Confidential Information to its and its Affiliates’ officers, employees, consultants or agents on a need-to-know basis for purposes of fulfilling its obligations under this Agreement and achieving the purposes of this Agreement, provided, however, that each of these officers, employees, consultants and agents shall have been advised of the confidential nature of the Confidential Information, are bound by these restrictions, and have been directed to treat such information confidentially and otherwise comply with this Agreement.  In any event, the Receiving Party shall be responsible for any breach of the terms of this Agreement by any of its or its Affiliates’ officers, employees or agents.  Furthermore, Omthera may disclose Confidential Information belonging to BioVectra solely on a need-to-know-basis to its potential and existing licensors, collaborators (but not including contract manufacturers or other contract suppliers except as otherwise expressly permitted hereunder), permitted acquirers or assignees, investment bankers, investors and lenders, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use that are substantially similar to the obligations set forth in this Section 10.  The Specifications shall be treated as the Confidential Information of Omthera.

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Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

10.2                        Exceptions.  Notwithstanding the provisions of Section 10.1 above, neither Party shall have any obligations with respect to information which the Receiving Party can demonstrate:  (i) is or becomes generally available to the public other than through the Receiving Party’s disclosure; (ii) was in the Receiving Party’s possession prior to it being furnished by or on behalf of the Disclosing Party, provided that the Receiving Party’s source had the legal right to disclose such information; (iii) becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party, provided that the Receiving Party’s source had the legal right to disclose such information; (iv) is or becomes independently developed by an employee of the Receiving Party without access to the Confidential Information and without violating any of the Receiving Party’s obligations under this Agreement; (v) is required to be disclosed to any governmental agency for purposes of obtaining patents or approvals to test or market the Product; or (vi) is required to be disclosed by order of any court of competent jurisdiction or other governmental authority, provided, however, that the Receiving Party shall provide to the Disclosing Party prompt written notice (but in no event less than fourteen (14) calendar days) prior to such disclosure so that the Disclosing Party may attempt by appropriate legal means to limit such disclosure at its cost and expense, and the Receiving Party shall endeavor in good faith to limit the disclosure and maintain the confidentiality of such Confidential Information to the maximum extent possible, provided, however, that nothing in this Agreement shall be deemed to require the Receiving Party to violate and law or judicial order.

10.3                        Return of Confidential Information.  Each Party agrees to promptly return all Confidential Information and all copies thereof to the Disclosing Party, and to destroy all information created by Receiving Party that contains Confidential Information furnished by Disclosing Party, at the expiration or termination of this Agreement, or at any time prior to the expiration or termination of this Agreement upon the Disclosing Party’s written request (provided, however, that the Receiving Party shall not be required to return such Confidential Information to the Disclosing Party prior to the expiration or termination or this Agreement that the Receiving Party reasonably requires in order to perform its obligations under this Agreement).  Upon request of the Disclosing Party, the Receiving Party shall provide written certification of such return or destruction.  Notwithstanding the foregoing, the Receiving Party may retain one (1) copy of such Confidential Information in its legal archive files solely for purposes of identifying such Party’s obligations under this Agreement or complying with other legal requirements, including under the Act. Notwithstanding the Receiving Party’s return and destruction of the Confidential Information, Receiving Party will continue to be bound by its obligation of confidentiality as otherwise provided herein.

10.4                        Omthera Intellectual Property.  All Intellectual Property, data, information, reports and any and all related documentation, which are developed, generated or derived, directly or indirectly by or on behalf Omthera prior to the Effective Date, including, Omthera Manufacturing Know-How , or any improvements,

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

modifications or enhancements thereto that are developed, generated or derived, directly or indirectly, by Omthera during the Term, will remain the sole property of Omthera.

10.5                        BioVectra Intellectual Property.  All Intellectual Property (including trademarks), data, information, reports, and any and all related documentation, which are developed, generated or derived, directly or indirectly by BioVectra prior to the Effective Date, including, BioVectra Manufacturing Know-How, or any improvements, modifications or enhancements thereto that are developed, generated or derived, directly or indirectly by BioVectra during the Term will remain the sole property of BioVectra.  If and to the extent that any Intellectual Property owned or controlled by BioVectra or its Affiliates  is necessary to convert Product to Finished Product, BioVectra hereby grants to Omthera and its Affiliates a worldwide, perpetual and irrevocable, paid-up, non-exclusive, limited license, with the right to sublicense through multiple tiers, to such BioVectra Intellectual Property and any other Intellectual Property owned or controlled by BioVectra, for use in connection with the sale of Finished Product from Product supplied by BioVectra hereunder.

10.6                        Omthera Data.  All data, images, information, documents, records in whatever form obtained, developed, recorded or compiled (i) in connection with this Agreement that relates to the Product, including, its development, manufacture or use, or (ii) based upon or utilizing Omthera Confidential Information (collectively, “Omthera Data”) are and will remain the sole and exclusive property of Omthera, and will be gathered, stored, secured, managed and maintained by BioVectra in accordance with Applicable Laws.  BioVectra agrees to take such further reasonable acts as may be requested by Omthera in order to evidence the foregoing.  After May 31, 2012, promptly upon the expiration or termination of this Agreement or otherwise upon Omthera’s request, BioVectra will promptly provide a copy of all Omthera Data to Omthera in a form acceptable to Omthera, and Omthera and its (sub)licensees will have the right to use same, and, to the extent that Omthera so requests, BioVectra will destroy all remaining originals and copies of Omthera Data in BioVectra’s possession or under BioVectra’s control, subject to regulatory requirements.  BioVectra will not utilize Omthera Data for any purpose other than the performance of its obligations under this Agreement, and will cease use of any Omthera Data after expiration or termination of this Agreement.

10.7                        Developed Intellectual Property.  If and to the extent any inventions, discoveries, improvements or Intellectual Property with respect to Material, Product or Finished Product comes into existence as a result of the performance of this Agreement (whether by BioVectra, Omthera or others, singly or jointly) (“Omthera Developed Intellectual Property”), such Omthera Developed Intellectual Property is hereby assigned to Omthera (and is such assignment cannot be made at present will be assigned by BioVectra and any such others to Omthera).  Omthera grants to BioVectra a worldwide, perpetual, irrevocable, paid up, non-

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

exclusive license, with the right to sublicenses through multiple tiers, to such Omthera Developed Intellectual Property only for non-competing purposes.

10.8                        Knowledge Transfer.  After May 31, 2012, BioVectra will collaborate in good faith with Omthera, Ocean Nutrition Canada, Limited and Omthera’s other qualified suppliers during the Term, including, among other things, with respect to providing reasonable access to and copies of any data applicable to the Product or Finished Products (such as batch records, internal and external lab results and the like) in BioVectra’s possession or available at no cost to BioVectra.

10.9                        License to BioVectra.  Subject to the terms and conditions of this Agreement, Omthera hereby grants to BioVectra a worldwide, paid-up, non-sublicenseable, non-transferable, limited (sub)license, to Intellectual Property controlled by Omthera solely to manufacture and supply Product to Omthera and its Affiliates and (sub)licensees during the Term in accordance with this Agreement, such license shall include the Intellectual Property licensed between Omthera and Ocean Nutrition Canada, Limited.  BioVectra shall have the right to review for acceptability the license between Omthera and Ocean Nutrition Canada, Limited.

10.10                 License to Omthera.  BioVectra hereby grants to Omthera and its Affiliates a worldwide, perpetual, irrevocable, paid up, non-exclusive license, with the right to sublicenses through multiple tiers, to such Intellectual Property owned or controlled by BioVectra that is reasonably necessary to develop, make, use, sell, distribute or commercialize Product (or any intermediate thereof), including for the conversion of Product to Finished Product; provided, however, that the foregoing license shall not be exercisable until the occurrence of the earliest to occur of the following events:

10.10.1       BioVectra fails to deliver Product in accordance with the Purchase Orders and warranties hereunder and such failure is not due to failure by Omthera to provide sufficient quantities of qualified Material,

10.10.2       BioVectra does not comply with Applicable Laws in connection with the performance of its obligations under this Agreement,

10.10.3       BioVectra causes any delay in Omthera’s or its (sub)licensees’ ability to obtain a Marketing Authorization anywhere in the Territory,

10.10.4       any early termination of this Agreement by BioVectra other than due to the material, uncured breach of this Agreement by Omthera, or

10.10.5       BioVectra does not supply or have the production capacity to supply the Minimum Order Quantity.

11.                               INDEMNIFICATION

11.1                        Indemnification by Omthera.  Except as otherwise specifically provided in Section

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

11.2 below, Omthera shall indemnify, defend and hold harmless BioVectra, its Affiliates, and its and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, demands, losses, damages, judgments, settlement amounts, suits, actions, liabilities, costs and expenses (including, but not limited to, court costs and reasonable attorneys’ fees) arising out of or resulting from: (i) the use of the Material in the manufacture of the Product; (ii) any negligence or willful misconduct of Omthera, its employees or agents in the use, handling (after title has passed to Omthera), shipment, distribution, marketing or sale of any Product; (iii) any injury or death to persons or theft of or damage to property resulting from the use, handling (after title has passed to Omthera), shipment, distribution, marketing or sale of any Product unless caused by non-conforming Product; (iv) the material breach by Omthera in the performance of any obligation hereunder or Omthera ‘s breach of any of its warranties or representations hereunder; (v) any labeling of any Product to the extent that such labeling has been supplied by or at the direction of Omthera and applied in accordance with instructions from Omthera; and/or (vii) any proceeding instituted by or on behalf of a Third Party based upon a claim that the manufacture by BioVectra in compliance with this Agreement (including in compliance with the Product Specifications), use or sale of the Product by Omthera infringes any intellectual property right of any Third Party including Ocean Nutrition Canada, Limited and/or (viii) Omthera’s failure to comply with Applicable Laws in the performance of its obligations under this Agreement, except in each case where such losses resulted from the negligence or willful misconduct of BioVectra.

11.2                        Indemnification by BioVectra.  Except as otherwise specifically provided in Section 11.1 above, BioVectra shall indemnify, defend and hold harmless Omthera, its Affiliates, and its and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, demands, losses, damages, judgments, settlement amounts, suits, actions, liabilities, costs and expenses (including, but not limited to, court costs and reasonable attorneys’ fees) arising out of or resulting from: (i) any injury or death to persons or theft of or damage to property caused directly or indirectly by non-conforming Product or by the negligence or willful misconduct of BioVectra, its employees or agents; (iii) the material breach by BioVectra in the performance of any obligation hereunder or BioVectra’s breach of any of its warranties or representations hereunder; (iii) any negligence or willful misconduct of BioVectra, its employees or agents in the manufacture, labeling, packaging, storage, or handling of Product; and/or (iv) BioVectra’s failure to comply with Applicable Laws, including, but not limited to, the Marketing Authorization pertaining to the Product, those of the Act and those relating to the environment and health and safety, except in each case where such losses resulted from the negligence or willful misconduct of Omthera.

11.3                        A Party (the “Indemnitee”) which intends to claim indemnification under this Section 11 shall promptly notify the other Party (the “Indemnitor”) in writing of any action, claim or other matter in respect of which the Indemnitee or any of its Affiliates, or any of their respective directors, officers, employees or agents, or any

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Third Party entitled to indemnification under Sections 11.1 or 11.2 above, intend to claim such indemnification; provided, however, the failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such failure.  The Indemnitee shall permit, and shall cause its Affiliates, and their respective directors, officers, employees and agents to permit, the Indemnitor, at its discretion, to settle any such action, claim or other matter and the Indemnitee agrees to the complete control of such defense or settlement by the Indemnitor; provided that such settlement does not adversely affect the Indemnitee’s rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights.  No such action, claim or other matter shall be settled without the prior written consent of the Indemnitee, and the Indemnitee shall not be responsible for any attorneys’ fees or other costs incurred other than as provided herein.  The Indemnitee, its Affiliates, and their respective directors, officers, employees and agents shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or other matter covered by this indemnification.  The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.

11.4                        Should a third party allege or claim that the manufacture, import, promotion, sale, distribution or use of the Finished Product or the manufacture, import, promotion, sale, distribution or use of a medicinal product containing the Finished Product infringes a third party’s patent or other intellectual property rights, BioVectra shall reasonably support Omthera in its defense against such claim.

11.5                        Should a third party allege or claim that the manufacture, import, promotion, sale, distribution or use of the Product infringes a third party’s patent or other intellectual property rights, at Omthera’s request, the Parties shall collaborate to develop a strategy to deal with the third party’s claim which may include a non-infringing manufacturing alternative.  If such claim results in a judgment or settlement against Omthera and Omthera abandoned the sale, or commercialization of Finished Product then Omthera may terminate this Agreement, at its option, upon ninety (90) days advance written notice.   Upon receipt of notice of termination from Omthera pursuant to this provision, BioVectra will immediately plan for a shutdown of all activities relating to the Product and will take reasonable steps to eliminate unnecessary expenditures.  Omthera shall be responsible for all reasonable expenses incurred by BioVectra as a result of the termination of the contract including amounts for the Minimum Order Quantities up to the point of termination hereunder, amounts for Product manufactured pursuant to an existing Purchase Order, amounts for work in progress, materials and supplies inventory (to the extent the costs can’t be recovered through returns/resale), reasonable wind-down expenses (including employee termination expenses), non-cancelable commitments, together with the cost of the removal of equipment as set out in Section 2.6 herein.  BioVectra shall invoice Omthera for all such expenses incurred under this Section 11.5, along with supporting documentation for such

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

expenses, within sixty (60) days of the termination date.  Omthera shall pay such amounts within thirty (30) days of receipt of a proper invoice and conforming documentation.  Thereafter, Omthera shall have no further payment obligation to BioVectra.

12.                               LIMITATIONS ON LIABILITY

12.1                        In no event shall either Party be liable to the other Party for any indirect, incidental, special, consequential, punitive or exemplary damages (including, but not limited to, damages based upon lost profits, business interruption, lost business, or lost savings) for any acts or failure to act under this Agreement, even if it has been advised of their possible existence, except as a consequence of failure of Omthera to purchase the Minimum Order Quantity.  Notwithstanding the foregoing, there shall be no limitation on a Party’s liability for claims: a) arising out of a breach of its confidentiality obligations under this Agreement; or b) arising out of its indemnification obligations under this Agreement.

12.2                        Unless otherwise specified herein including in Sections 2.5 (Termination of Construction), 3.3 (Termination by Omthera for Commercialization Issues) and 11.5 the total aggregate amount that a Party shall be liable for and required to pay to a third party in respect of losses, damages, claims, costs or expenses (collectively “Losses”) that are asserted against or suffered by the other Party arising out of, in connection with or based upon the breach or failure to perform the provisions of this Agreement shall not exceed […***…].  Notwithstanding the foregoing, there shall be no limitation on a Party’s liability for claims: a) arising out of a breach of its confidentiality obligations under this Agreement; or b) arising out of its indemnification obligations under this Agreement. Furthermore, the foregoing shall not be applied to limit Omthera’s right to seek specific performance from BioVectra hereunder and thereby require BioVectra to perform its obligations hereunder.  Nothing in this Agreement shall exclude or limit the liability of either Party for death or personal injury caused by its negligence.

13.                               INSURANCE

Each Party shall obtain and maintain at its expense during the term of this Agreement and for a period of […***…] after the expiration or termination of this Agreement, all insurance coverage required by law as well as appropriate insurance coverage to protect against any and all claims or liabilities that may arise directly or indirectly as a result of its performance under this Agreement.  In this regard, each Party shall maintain at least[…***…] of product liability insurance for the duration of this Agreement and […***…].

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

14.                               MISCELLANEOUS

14.1                        Independent Contractors.  The relationship between Omthera and BioVectra is that of independent contractors and nothing contained in this Agreement shall be deemed to constitute or create any other relationship, including employment, partnership, agency or joint venture, between Omthera and BioVectra. Neither Party shall have any express or implied right or authority to employ any person as agent or employee for or on behalf of the other, or to bind or attempt to bind the other Party to any obligation with any Third Party.

14.2                        Assignment and Subcontracting.  Neither Party shall assign any of its rights nor delegate or subcontract any of its duties under this Agreement without the prior written consent of the other Party; provided, however, that a Party may assign this Agreement (a) to an Affiliate; or (b) in connection with the sale of all or substantially all of the assets or business to which this Agreement relates (whether by sale, merger, reorganization, consolidation or otherwise). Any such attempted assignment of rights or delegation or subcontracting of duties without complying with the foregoing shall be void and ineffective. Any such delegation or subcontracting consented to by shall not relieve the Party of its responsibilities and liabilities hereunder, and the delegating or subcontracting Party shall remain liable to the other Party for the conduct and performance of each permitted delegate and subcontractor hereunder.

14.3                        Advertising and Publicity.  BioVectra shall not use the name or any trademark, trade name, logo or symbol of Omthera or any Omthera Affiliates, or disclose any matters relating to this Agreement, in any advertising, promotion, press/publicity release, written articles or other form of public written disclosure without the prior written consent of Omthera. Omthera shall not disclose and matters relating to this Agreement nor issue any press/publicity release referring to BioVectra without the prior written permission of BioVectra, which shall not be unreasonably withheld,  conditioned or delayed.  It is understood by BioVectra that Omthera, as the holder of the Product Marketing Authorization, will have to make certain disclosures and regulatory filings indicating that BioVectra is manufacturing the Product for Omthera.

14.4                        Force Majeure.  Neither Party shall be liable for delays in performance or nonperformance in whole or in part due to any causes that are beyond its reasonable control and not due to its acts or omissions, such as acts of God, fire, strikes,  embargo, war, acts of terrorism, acts of the government, or any other similar causes, but not acts which could be anticipated, such as raw material price increases, shortages of raw materials, or an increase in demand for Product.  In such event, the Party delayed shall promptly give notice to the other Party, and shall endeavor in good faith to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.  The Party affected by the other Party’s delay may elect to:  (a) suspend performance and extend the time for performance for the duration of the event, or (b) cancel all or part of any part of

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

the unperformed part of this Agreement or any individual Purchase Order(s) hereunder.

14.5                        Notices.  Any notice, communication, or statement required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given when delivered to the person(s) listed below in any of the following manners: (i) in person; (ii) by registered or certified mail, postage pre-paid, return receipt requested; (iii) by a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid; or (iv) by facsimile with the original promptly sent by any of the foregoing manners.  Notice or receipt of a particular communication shall be considered given or received when actually received. Either Party may, by notice to the other, change the names and addresses given below for receipt of notices.

If to BioVectra:

BioVectra Inc.

Attn:       Chief Executive Officer

11 Aviation Avenue

Charlottetown, Prince Edward Island

C1E0A1 Canada

Facsimile No.:  (902) 566-2498

With a copy to:

BioVectra Inc.

Attn:       Legal Department

11 Aviation Avenue

Charlottetown, Prince Edward Island

C1E0A1 Canada

Facsimile No.:  (902) 566-2498

If to Omthera:

Omthera Pharmaceuticals, Inc.

Attn: Chief Executive Officer

707 State Road

Princeton, NJ

08540, USA

Facsimile No.

With a copy to:      Omthera Legal

Omthera Pharmaceuticals, Inc.

707 State Road

Princeton, NJ

08540, USA

Facsimile No.

14.6                        Non-Waiver.  The failure of either Party to strictly enforce any of the terms or conditions of this Agreement shall not be considered as a waiver of any right

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

hereunder nor shall it deprive that Party of the right at some other time to insist upon strict adherence to that term or condition or to any other terms or conditions.

14.7                        Severability.  If any section, subsection, sentence or clause of this Agreement shall be adjudged illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of this Agreement as a whole or of any section, subsection, sentence or clause hereof not so adjudged, and the remaining terms and provisions of this Agreement shall remain unimpaired and in full force and effect.

14.8                        Paragraph Headings.  All paragraph headings in this Agreement are for convenience of reference only and shall not be construed as a limitation of the scope of the particular sections to which they refer.

14.9                        Governing Law and Arbitration.  This Agreement will be governed by the laws of the State of New York, without regard to its, or any other jurisdictions, conflicts of laws provisions or rulings.  Any dispute, claim or controversy that may arise under, out of, in connection with or relating to this Agreement or any breach or default in the performance of the terms and conditions thereof, which cannot be settled by the Parties, shall be settled by final and binding arbitration in the English language in New York, New York, U.S.A. in accordance with the then-existing Rules of Commercial Arbitration (the “Rules”) promulgated by the American Arbitration Association (the “AAA”). The arbitrator(s) shall apply the governing law as set forth above in this Section 14.9 and judgment upon the award of the arbitrator(s) may be entered in any court having appropriate jurisdiction.

14.10                 Successors and Assigns.  This Agreement shall apply to, inure to the benefit of and be binding upon the Parties hereto and upon their respective successors and permitted assigns.  The Parties agree that this Agreement is not intended by either Party to give any benefits, rights, privileges, actions or remedies to any person, partnership, firm or corporation as a third party beneficiary or otherwise under any theory of law, except as expressly set forth herein.

14.11                 Schedules.  All schedules referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

14.12                 Review by Legal Counsel.  Each of the Parties agrees that it has had the opportunity to review this Agreement with its legal counsel.  Accordingly, the rule of construction that any ambiguity in this Agreement is to be construed against the drafting Party shall not apply.

14.13                 Amendments.  No modification, alteration or amendment of this Agreement or any Purchase Order(s) hereunder shall be binding upon the Parties unless contained in a writing signed and delivered by a duly authorized representative of each respective Party and specifically referring hereto or thereto, as the case may be.

14.14                 Counterparts.  This Agreement and any amendment or supplement hereto may be

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  The execution of this Agreement and any such amendment or supplement by any Party hereto will not become effective until counterparts hereof have been executed (i.e., signed and delivered) by both Parties hereto.

14.15                 Entire Agreement.  This Agreement, together with any documents attached hereto, constitutes the entire agreement of the Parties with respect to its subject matter and merges and supersedes all prior discussions and writings with respect thereto.  No modification to this Agreement shall be affected by the acknowledgment or acceptance of any purchase order or shipping instruction forms or similar documents containing terms or conditions at variance with or in addition to those set forth herein.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives to be effective as of the Effective Date set forth above.

OMTHERA PHARMACEUTICALS, INC.		BIOVECTRA INC.

Signature:	/s/Dr. Ben Machielse	Signature:	/s/Dale W. Zajicek

Name:	Dr. Ben Machielse	Name:	Dale W. Zajicek

Title:	EVP & COO	Title:	President

Date:	03/27/2012	Date:	March 27, 2012

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

SCHEDULE 1

To the Supply Agreement between Omthera and BioVectra.

SPECIFICATIONS

[…***…]

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…]

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…]

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…]

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…]

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

SCHEDULE 2

To the Supply Agreement between Omthera and BioVectra.

OMTHERA OWNED EQUIPMENT

[…***…]

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

SCHEDULE 3

To the Supply Agreement between Omthera and BioVectra.

PRICE

Price:

[…***…]

***Confidential Treatment Requested

Omthera	BioVectra

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…]

***Confidential Treatment Requested

Omthera	BioVectra